DWS Dreman Small Cap Value Fund
DWS Balanced Fund
DWS Large Cap Value Fund

Supplement to the currently effective Statements of Additional Information

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Effective November 17, 2006, Class R shares of each of the above-noted funds converted into Class A shares of the applicable fund, and are no longer available for investment.










               Please Retain this Supplement for Future Reference

November 29, 2006